AXP(R)
     Managed
         Allocation
              Fund

2003 SEMIANNUAL REPORT

MARCH 31, 2003

AXP Managed Allocation Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.


American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and more than $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.

--------------------------------------------------------------------------------

(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

Investments in Securities                               11

Financial Statements (Portfolio)                        25

Notes to Financial Statements (Portfolio)               28

Financial Statements (Fund)                             33

Notes to Financial Statements (Fund)                    36

Results of Meeting of Shareholders                      44

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2 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



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(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

Arne H. Carlson

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


Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late `90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.


KEY POINTS

-- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

-- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

-- In the current environment, investors should proceed rationally, but prudently.

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Economic and Market Update

When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,

Ted Truscott,
American Express Financial Corporation CIO

This commentary is provided for informational purposes only. It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

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5 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Fund Snapshot AS OF MARCH 31, 2003

PORTFOLIO MANAGERS

Equity portfolio manager                             Dimitris Bertsimas
Since                                                             12/02
Years in industry                                                    10

Equity portfolio manager                                Gina Mourtzinou
Since                                                             12/02
Years in industry                                                     6

Fixed-income portfolio manager                               Tom Murphy
Since                                                              2/03
Years in industry                                                    17


FUND OBJECTIVE

For investors seeking maximum total return through a combination of growth of capital and current income.

Inception dates
A: 1/23/85        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: IMRFX          B: IMRBX          C: --            Y: IDRYX

Total net assets                                         $947.9 million

Number of holdings                                    approximately 460


STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

Bonds

       DURATION
SHORT    INT.    LONG
          X           HIGH
          X           MEDIUM  QUALITY
          X           LOW


Equities

        STYLE
VALUE   BLEND   GROWTH
          X           LARGE
          X           MEDIUM  SIZE
          X           SMALL


SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 21.0%
Mortgaged-backed securities 13.1%
Energy and utilities 11.0%
Cash and equivalents 8.6%
Consumer discretionary 7.9%
Government obligations & agencies 7.3%
Information technology 6.3%
Industrials 6.2%
Health care 5.4%
Communications services 5.0%
Consumer staples 4.3%
Materials 2.8%
Transportation 0.9%
Other 0.2%


TOP TEN HOLDINGS

Percentage of portfolio assets

Bank of America (Banks and savings & loans)                         3.3%
Wells Fargo (Banks and savings & loans)                             2.1
Washington Mutual (Banks and savings & loans)                       1.8
Altria Group (Beverages & tobacco)                                  1.5
Wachovia (Banks and savings & loans)                                1.5
Merck & Co (Health care)                                            1.3
Procter & Gamble (Household products)                               1.2
Tyco Intl (Multi-industry conglomerates)                            1.1
Electronic Arts (Computer software & services)                      1.1
Fannie Mae (Financial services)                                     1.1

Excludes U.S. Treasury and government holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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6 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q: How did AXP Managed Allocation Fund perform for the first half of its fiscal year?

A: Continued positive returns from bonds and two brief rallies in the equity market were key to the portfolio's performance. For the six-months ended March 31, 2003, AXP Managed Allocation Fund's Class A shares rose 3.94%, excluding sales charge. This compares favorably to the 3.57% return of the Lipper Flexible Portfolio Funds Index. The Standard & Poor's 500 Index (S&P
    500), which unlike the Fund is 100% stocks, advanced 5.02%.

Q:  How did the Fund's positioning contribute to its performance?

A: During the period, the Fund's fixed income allocation ranged from approximately 30% to approximately 47%, while equities ranged from about 60% down to about 50%. Stocks were quite volatile over the past six months and the portfolio's significant bond allocation was beneficial during periods when stock prices fell. However, it also kept the Fund from fully participating in the stock market rally in October and November of 2002, as well as the rebound in mid-March 2003.

    The portfolio's equity holdings were primarily focused on large-cap companies. Based on the results of our quantitative modeling, we minimized holdings of international stocks -- which were substantially reduced at the beginning of


(bar graph)
PERFORMANCE COMPARISON
For the six-month period ended March 31, 2003

    6%
    5%                  (bar 1)          (bar 2)           (bar 3)
    4%                  +3.94%           +5.02%            +3.57%
    3%
    2%
    1%
    0%

(bar 1) AXP Managed Allocation Fund Class A (excluding sales charge)

(bar 2) S&P 500 Index(1) Index (unmanaged)

(bar 3) Lipper Flexible Portfolio Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Flexible Portfolio Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Questions & Answers

(begin callout quote) > Stocks were quite volatile over the past six months and the portfolio's significant bond allocation was beneficial during periods when stock prices fell. (end callout quote)

AVERAGE ANNUAL TOTAL RETURNS

as of March 31, 2003

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (1/23/85)                 (3/20/95)                 (6/26/00)                  (3/20/95)

                         NAV(1) POP(2) NAV(1) After CDSC(3) NAV(1) After CDSC(4)
NAV(5) POP(5)

6 months*                +3.94%       -2.04%        +3.56%       -0.44%       +3.44%       +2.44%       +4.02%       +4.02%
1 year                  -14.83%      -19.73%       -15.50%      -18.84%      -15.56%      -16.40%      -14.68%      -14.68%
5 years                  -2.90%       -4.05%        -3.65%       -3.79%         N/A          N/A        -2.76%       -2.76%
10 years                 +4.42%       +3.80%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +3.85%       +3.85%       -9.52%       -9.52%       +4.80%       +4.80%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

    March 2003, as well as small-cap stocks. This proved to be a sound strategy given the weak performance of both categories during the six-month period.

    Within the fixed income segment, the portfolio was overweighted in U.S. Treasuries, with smaller positions in corporate bonds and mortgage-backed securities. This positioning was a drag on results as Treasuries underperformed during the period.

Q:  What changes were made to the Fund?

A: During the six-month fiscal period, the Fund's cumulative portfolio turnover rate increased from 116% a year ago to 120%. Should market conditions remain volatile in the coming months, the Fund's quantitative investment strategy may result in a comparable level of portfolio turnover. We have made some significant shifts to improve performance since the start of this fiscal year. As of Dec. 17, 2002, we introduced a new quantitative approach to the equity portion of the Fund. Stock selection is now purely quantitative considering two models. One model measures value factors and the other evaluates momentum factors. Also, in February 2003, we refined our quantitative asset allocation model to tactically rotate assets between stocks and bonds.

    This resulted in several adjustments to the portfolio. The quantitative model concluded that bonds were relatively more attractive than stocks, so throughout February the equity position was decreased.

    At the end of the semiannual period, the portfolio held a slightly higher percentage in stocks than in bonds and cash. This positioning reflects the findings of the quantitative analysis and also coincides with an outlook of continuing economic uncertainty.

    On the fixed income side, the allocation to U.S. Treasuries was increased. The position in corporate bonds has been gradually reduced throughout 2003. The current allocation of about 12% is in line with the fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Holdings of mortgage-backed securities are a little less than the benchmark, about 13%. Previously, the portfolio had a larger percentage of assets committed to lower quality investment grade and non-investment grade corporate bonds. These positions have been reduced, producing a lower risk profile for the fixed income segment of the portfolio. High-yield bonds were just 1.1% of Fund assets on March 31, 2003. Though we believe this is a sound strategy longer term, during the past six months lower quality corporate bonds have outperformed the rest of the fixed income market.

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9 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Questions & Answers

Q:  Within the equity segment, what sectors are emphasized?

A: The portfolio is somewhat light in technology and biotechnology stocks with more substantial allocations to financial and energy companies. These positions stem from the quantitative analysis of individual stocks, not from top-down preferences for specific sectors. Currently, our model is recommending more financial companies, primarily due to their momentum characteristics. In the case of energy stocks, current valuations make them attractive. Conversely, our model is pointing us away from technology stocks based on a combination of their unattractive valuations and weak momentum levels.

Q:  How sensitive is the fixed income component to interest rate changes?

A: The duration of the fixed income portion is approximately 4.2 years. The Fund strives to keep the duration -- a measure of interest rate sensitivity -- roughly in line with the Lehman Brothers Aggregate Bond Index. Right now, the portfolio's duration is about three months longer than the Index, which indicates a slight bias towards a bit of a bond rally, but still cautious given that stronger economic activity or a sharp stock rally could push bond prices lower.

Q:  What is your outlook for the remainder of the Fund's fiscal period?

A: Periodic euphoria in the market has created a great deal of volatility, but if we step away from that and just look at the fundamentals, they support the findings of the quantitative model. The model has been negative on equities and positive on fixed income since the beginning of 2003, suggesting a little softer economic environment and inflation staying low. We believe the portfolio is appropriately positioned to perform well in such an environment.

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10 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Investments in Securities

Total Return Portfolio

March 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (61.0%)

Issuer                                                Shares            Value(a)

Aerospace & defense (1.6%)
Boeing                                               312,613          $7,834,081
Goodrich                                              80,995           1,138,790
Northrop Grumman                                      12,891           1,106,048
Rockwell Automation                                   46,464             961,805
United Technologies                                   64,967           3,753,793
Total                                                                 14,794,517

Automotive & related (0.8%)
Dana                                                   5,649              39,882
General Motors                                       228,238           7,673,362
Total                                                                  7,713,244

Banks and savings & loans (11.1%)
Bank of America                                      485,436          32,446,542
Charter One Financial                                 88,481           2,447,384
First Tennessee Natl                                  30,320           1,204,007
Golden West Financial                                 75,685           5,444,022
KeyCorp                                               96,906           2,186,199
Natl City                                             77,888           2,169,181
North Fork Bancorporation                             76,141           2,242,352
Regions Financial                                     74,338           2,408,551
SouthTrust                                            60,528           1,545,280
Wachovia                                             429,086          14,618,960
Washington Mutual                                    505,350          17,823,695
Wells Fargo                                          468,932          21,097,251
Total                                                                105,633,424

Beverages & tobacco (3.2%)
Altria Group                                         506,597          15,177,646
Anheuser-Busch                                        83,111           3,873,804
Brown-Forman Cl B                                      6,656             511,846
Coca-Cola Enterprises                                335,136           6,263,692
Fortune Brands                                        95,310           4,085,940
UST                                                   17,514             483,386
Total                                                                 30,396,314

Building materials & construction (0.9%)
Centex                                                40,418           2,197,122
Georgia-Pacific                                       27,326             379,831
KB HOME                                               52,776           2,398,669
Pulte Homes                                           69,251           3,472,939
Total                                                                  8,448,561

Chemicals (0.3%)
Eastman Chemical                                      36,272           1,051,525
Ecolab                                                 9,546             470,904
Sigma-Aldrich                                         27,774           1,235,666
Total                                                                  2,758,095

Communications equipment & services (1.2%)
QUALCOMM                                             141,315           5,095,819
Tellabs                                               77,457(b)          448,476
Teradyne                                              95,208(b)        1,108,221
Verizon Communications                               132,248           4,674,967
Total                                                                 11,327,483

Computer software & services (1.7%)
Electronic Arts                                      191,392(b)       11,223,227
Intuit                                               135,289(b)        5,032,751
Total                                                                 16,255,978

Computers & office equipment (2.8%)
Apple Computer                                        78,391(b)        1,108,449
Citrix Systems                                        37,334(b)          491,315
Computer Sciences                                     21,645(b)          704,545
Compuware                                             54,473(b)          184,663
Dell Computer                                        258,700(b)        7,065,097
Electronic Data Systems                              279,437           4,918,091
First Data                                           243,326           9,005,496
Mercury Interactive                                   40,318(b)        1,196,638
NVIDIA                                                22,116(b)          284,191
Siebel Systems                                       169,448(b)        1,357,278
Unisys                                                67,941(b)          629,134
Total                                                                 26,944,897

See accompanying notes to investments in securities.

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11 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Electronics (0.8%)
Agilent Technologies                                 233,854(b)       $3,075,180
PerkinElmer                                            5,876              52,238
Xilinx                                               173,203(b)        4,054,682
Total                                                                  7,182,100

Energy (4.2%)
Amerada Hess                                          77,042           3,409,879
Anadarko Petroleum                                    42,665           1,941,258
Apache                                                92,495           5,710,609
Ashland                                               19,892             590,196
Burlington Resources                                  74,970           3,576,819
ChevronTexaco                                         44,011           2,845,311
ConocoPhillips                                        71,387           3,826,343
Devon Energy                                         111,705           5,386,415
EOG Resources                                         15,570             615,949
FirstEnergy                                           42,225           1,330,088
Kerr-McGee                                            14,013             569,068
Marathon Oil                                          74,686           1,790,223
Occidental Petroleum                                 226,707           6,792,141
Sunoco                                                13,675             500,095
Unocal                                                23,476             617,654
Total                                                                 39,502,048

Energy equipment & services (0.9%)
BJ Services                                           54,099(b)        1,860,465
Halliburton                                           90,952           1,885,435
Nabors Inds                                           49,768(b,c)      1,984,251
Noble                                                 32,453(b)        1,019,673
Progress Energy                                       30,008           1,174,813
Rowan Companies                                       43,040             846,166
Total                                                                  8,770,803

Financial services (3.7%)
Bear Stearns Companies                                13,019             854,046
Capital One Financial                                 54,631           1,639,476
Countrywide Financial                                100,481           5,777,658
Fannie Mae                                           165,707          10,828,952
Freddie Mac                                           74,633           3,963,012
Household Intl                                       185,377           5,069,913
MGIC Investment                                       62,603           2,458,420
Providian Financial                                  182,905(b)        1,199,857
SLM                                                   27,660           3,068,047
Total                                                                 34,859,381

Food (0.7%)
ConAgra Foods                                         57,323           1,151,046
General Mills                                         39,331           1,791,527
Sara Lee                                              52,974             990,614
SUPERVALU                                             42,208             654,224
Sysco                                                 69,885           1,777,874
Wrigley (Wm) Jr                                        5,587             315,666
Total                                                                  6,680,951

Furniture & appliances (0.2%)
Maytag                                                19,341             368,059
Whirlpool                                             28,803(i)        1,412,211
Total                                                                  1,780,270

Health care (3.2%)
Applera-Applied Biosystems Group                      33,666             532,933
Biomet                                                17,763             544,436
Boston Scientific                                    112,764(b)        4,596,261
Bristol-Myers Squibb                                 181,381           3,832,581
Chiron                                                 7,163(b)          268,613
Forest Laboratories                                   13,819(b)          745,811
Guidant                                               23,929(b)          866,230
Merck & Co                                           239,498          13,119,699
Pharmacia                                             69,789           3,021,864
Stryker                                               21,088           1,447,691
Watson Pharmaceuticals                                50,954(b)        1,465,947
Zimmer Holdings                                        7,423(b)          360,980
Total                                                                 30,803,046

Health care services (2.4%)
Aetna                                                 36,492           1,799,056
AmerisourceBergen                                     64,032           3,361,680
Cardinal Health                                       30,906           1,760,715
HCA                                                  143,583           5,938,593
UnitedHealth Group                                    91,360           8,374,970
WellPoint Health Networks                             17,918(b)        1,375,207
Total                                                                 22,610,221

Household products (2.2%)
Avon Products                                         25,072           1,430,358
Colgate-Palmolive                                     57,387           3,124,148
Intl Flavors/Fragrances                               17,005             528,685
Newell Rubbermaid                                    124,097           3,518,150
Procter & Gamble                                     134,034          11,935,728
Total                                                                 20,537,069

Industrial equipment & services (0.1%)
Deere & Co                                            33,966           1,333,505

See accompanying notes to investments in securities.

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12 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Insurance (2.4%)
AFLAC                                                269,670(i)       $8,642,923
Allstate                                             120,593           4,000,070
CIGNA                                                 29,358           1,342,248
Hartford Financial Services Group                     34,494           1,217,293
Lincoln Natl                                          26,834             751,352
Loews                                                 99,913           3,980,534
SAFECO                                                23,039             805,674
UnumProvident                                        166,287           1,629,613
Total                                                                 22,369,707

Leisure time & entertainment (0.3%)
Brunswick                                             31,488             598,272
Harrah's Entertainment                                51,837(b)        1,850,581
Intl Game Technology                                   3,233(b)          264,783
Total                                                                  2,713,636

Media (2.2%)
American Greetings Cl A                                7,465(b)           97,792
Apollo Group Cl A                                     67,732(b)        3,379,827
eBay                                                  55,577(b)        4,740,161
Gannett                                               54,276           3,822,659
Moody's                                               98,337           4,546,120
New York Times Cl A                                   58,795           2,537,004
Tribune                                               30,012           1,350,840
Total                                                                 20,474,403

Metals (0.7%)
Avery Dennison                                        38,366           2,250,933
Freeport-McMoRan Copper & Gold Cl B                   30,111(b)          513,393
Newmont Mining                                        91,816           2,400,988
Nucor                                                 19,360             738,971
Phelps Dodge                                          18,934(b)          614,976
Worthington Inds                                      14,734             175,777
Total                                                                  6,695,038

Multi-industry conglomerates (2.1%)
Cendant                                              176,435(b)        2,240,725
Eastman Kodak                                         49,911           1,477,366
Grainger (WW)                                         33,626           1,442,555
ITT Inds                                              50,918           2,719,530
Textron                                               23,104             634,436
Tyco Intl                                            888,520(c)       11,426,367
Total                                                                 19,940,979

Paper & packaging (0.5%)
Ball                                                  38,928           2,168,290
Pactiv                                                73,620(b)        1,494,486
Sealed Air                                            17,696(b)          710,140
Total                                                                  4,372,916

Real estate investment trust (0.3%)
Equity Office Properties Trust                        28,486             724,969
Simon Property Group                                  53,553           1,918,803
Starwood Hotels & Resorts Worldwide                   22,221(i)          528,638
Total                                                                  3,172,410

Restaurants & lodging (0.3%)
Hilton Hotels                                         92,181           1,070,221
Wendy's Intl                                          47,903           1,317,812
Total                                                                  2,388,033

Retail (4.0%)
AutoZone                                              18,610(b)        1,278,693
Big Lots                                              64,460(b)          725,175
Circuit City Stores                                  172,362             896,282
Dillard's Cl A                                        52,847             682,783
Federated Dept Stores                                 85,581(b)        2,397,980
Kroger                                               157,197(b)        2,067,141
Limited Brands                                       274,989           3,539,108
Office Depot                                         121,073(b)        1,432,294
RadioShack                                            81,435           1,815,186
Safeway                                              169,107(b)        3,201,196
Sears, Roebuck & Co                                  269,136           6,499,634
Staples                                              151,373(b)        2,774,667
Target                                               307,512           8,997,802
Tiffany                                               50,666           1,266,650
Toys "R" Us                                           46,047(b)          385,413
Total                                                                 37,960,004

Textiles & apparel (0.1%)
Jones Apparel Group                                   26,057(b)          714,744

Transportation (0.3%)
FedEx                                                 32,673           1,799,302
Ryder System                                          28,810             590,893
Total                                                                  2,390,195

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Utilities -- electric (4.0%)
Ameren                                                12,712(i)         $496,404
CenterPoint Energy                                   250,556           1,766,420
Cinergy                                               33,868           1,139,658
Constellation Energy Group                            82,090           2,276,356
DTE Energy                                            46,697           1,804,839
Duke Energy                                           85,696           1,246,020
Edison Intl                                          113,638(b)        1,555,704
Exelon                                                88,149           4,443,592
PG&E                                                 266,769(b)        3,588,043
Pinnacle West Capital                                 37,027           1,230,777
PPL                                                   52,640           1,874,510
Public Service Enterprise Group                       83,460           3,062,147
Sempra Energy                                        139,519           3,482,394
Southern Co                                          215,796           6,137,239
TECO Energy                                           64,192             682,361
TXU                                                   34,524             616,253
Xcel Energy                                          175,561           2,248,936
Total                                                                 37,651,653

Utilities -- gas (0.1%)
KeySpan                                               29,964             966,339
NICOR                                                  1,120              30,598
Peoples Energy                                         1,354              48,433
Total                                                                  1,045,370

Utilities -- telephone (1.9%)
BellSouth                                            196,502           4,258,198
Nextel Communications Cl A                           173,379(b)        2,321,545
SBC Communications                                   360,213           7,225,873
Sprint (FON Group)                                   341,172           4,008,771
Total                                                                 17,814,387

Total common stocks
(Cost: $619,847,240)                                                $578,035,382

Preferred stocks (--%)

Issuer                                                Shares            Value(a)

Century Maintenance Supply
     13.25% Pay-in-kind Series C                       4,685(k)         $398,234
Intermedia Communications
     13.50% Pay-in-kind Series B                          --(k)               45
Pegasus Satellite
     12.75% Cm Series B                                    1                 426

Total preferred stocks
(Cost: $353,504)                                                        $398,705

Bonds (35.1%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Government obligations & agencies (7.7%)
Federal Home Loan Mtge Corp
         04-15-08               5.75%            $10,000,000         $11,264,969
Federal Natl Mtge Assn
         02-21-13               4.75               4,210,000           4,216,357
         05-25-33               5.00                 670,000(h)          694,288
U.S. Treasury
         06-30-04               2.88               5,000,000           5,102,350
         07-31-04               2.25              10,000,000          10,128,520
         12-31-04               1.75               5,000,000           5,028,710
         02-28-05               1.50                 265,000             265,249
         03-31-05               1.63                 265,000             265,620
         11-15-05               5.88               4,300,000           4,746,964
         11-15-07               3.00               3,230,000           3,274,413
         02-15-08               3.00               6,525,000           6,601,466
         02-15-13               3.88              13,433,000          13,489,149
         02-15-31               5.38               5,705,000(j)        6,171,207
United Mexican States
     (U.S. Dollar)
         09-15-16              11.38               1,500,000(c)        2,061,000
Total                                                                 73,310,262

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Mortgage-backed securities (13.7%)
Federal Home Loan Mtge Corp
         09-01-28               6.00%             $5,724,841          $5,943,256
         12-01-30               5.50               2,245,426(h)        2,304,612
         07-01-32               7.00               3,520,193           3,707,800
         08-01-32               6.50               2,363,622           2,465,876
         05-01-33               5.50               3,350,000(h)        3,411,774
     Collateralized Mtge Obligation
         03-15-15               5.50               5,000,000           5,272,427
Federal Natl Mtge Assn
         10-01-12               5.50               2,585,496           2,726,628
         01-01-13               4.92               1,696,038           1,751,612
         02-01-13               4.87               4,365,000           4,490,494
         08-01-16               6.00               1,772,803           1,855,741
         02-01-17               6.00               2,827,593           2,959,877
         05-01-17               7.00                 908,438             969,548
         06-01-17               6.00                 983,141           1,028,765
         06-01-17               7.00               2,117,453           2,259,893
         08-01-17               6.50               5,307,574           5,618,974
         09-01-17               6.00               4,475,643           4,683,342
         03-01-18               5.50               9,172,775           9,529,362
         05-01-18               4.50               2,000,000           2,018,760
         06-01-18               5.00               8,750,000(h)        8,916,775
         04-01-30               6.00               6,000,000(h)        6,219,359
         08-01-32               6.50               8,820,861           9,208,120
         08-01-32               7.00                 473,420(h)          499,517
         09-01-32               6.50               4,441,203           4,636,184
         10-01-32               6.50              12,126,715          12,659,111
         11-01-32               7.00               3,607,575           3,804,350
         01-01-33               6.00               4,955,359           5,143,971
         01-01-33               7.00               2,638,877           2,782,814
         04-01-33               5.50               2,000,000           2,041,880
         05-01-33               5.50              10,000,000(h)       10,168,799
     Collateralized Mtge Obligation
         10-25-42               7.50               1,000,000           1,092,500
Total                                                                130,172,121

Aerospace & defense (0.3%)
Alliant Techsystems
     Company Guaranty
         05-15-11               8.50                 125,000             134,375
Boeing
         02-15-13               5.13                 300,000             293,259
Northrop-Grumman
         03-01-16               7.75               1,500,000           1,819,936
Systems 2001 Asset Trust
     (MBIA Insured)
         09-15-13               6.66                 831,344(d,l)        912,193
Total                                                                  3,159,763

Airlines (0.2%)
Continental Airlines
         04-01-15               7.46               1,364,038             998,968
     Series 1998A
         09-15-17               6.65               1,220,075             992,916
Total                                                                  1,991,884

Automotive & related (0.3%)
DaimlerChrysler North America Holding
     Company Guaranty
         01-15-12               7.30               1,400,000           1,563,183
Dana
         08-15-11               9.00                  50,000              49,250
Ford Motor
         07-16-31               7.45               1,300,000             995,003
SPX
     Sr Nts
         01-01-13               7.50                 125,000             132,500
TRW Automotive
     Sr Nts
         02-15-13               9.38                  75,000(d)           75,000
Total                                                                  2,814,936

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Banks and savings & loans (1.2%)
AmSouth Bank NA
     Sub Nts
         04-01-13               4.85%               $590,000            $597,877
Bank of America
         05-16-05               7.88               3,000,000           3,367,539
     Sr Nts
         02-15-09               5.88               1,000,000           1,119,463
Bank United
     Medium-term Notes Series A
         03-15-09               8.00               1,500,000           1,738,926
Development Bank of Singapore
     (U.S. Dollar)
         05-15-11               7.13               1,200,000(c,d)      1,354,668
J.P. Morgan Chase
     Sub Nts
         02-01-11               6.75               1,000,000           1,107,542
Wells Fargo Bank NA
     Sub Nts
         02-01-11               6.45               2,000,000           2,288,702
Total                                                                 11,574,717

Beverages & tobacco (0.2%)
Diageo Capital
     (U.S. Dollar)
         11-19-07               3.50               1,500,000(c)        1,516,473
         03-20-08               3.38                 340,000(c)          339,493
Total                                                                  1,855,966

Building materials & construction (0.2%)
Associated Materials
     Company Guaranty
         04-15-12               9.75                 100,000             107,000
Georgia-Pacific
     Sr Nts
         02-01-10               8.88                  65,000(d)           67,600
Nortek
     Sr Nts Series B
         09-01-07               9.13                 100,000             103,250
Schuler Homes
     Company Guaranty
         07-15-11              10.50                 125,000             136,250
Tech Olympic USA
     Company Guaranty
         07-01-12              10.38                  50,000              49,000
Tyco Intl Group
     (U.S. Dollar) Company Guaranty
         02-15-11               6.75                 500,000(c)          477,500
WCI Communities
     Company Guaranty
         02-15-11              10.63                  50,000              51,000
         05-01-12               9.13                  50,000              48,250
Weyerhaeuser
         03-15-07               6.13                 600,000             649,958
William Lyon Homes
     Company Guaranty
         04-01-13              10.75                  50,000              49,375
Total                                                                  1,739,183

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Chemicals (0.2%)
Airgas
     Company Guaranty
         10-01-11               9.13%               $125,000            $137,813
Allied Waste North America
     Company Guaranty Series B
         04-01-08               8.88                 100,000             105,875
         08-01-09              10.00                  75,000              77,813
Compass Minerals Group
     Company Guaranty
         08-15-11              10.00                  75,000              82,875
Dow Chemical
         10-01-12               6.00                 770,000             785,568
Noveon
     Company Guaranty Series B
         02-28-11              11.00                 125,000             137,813
Resolution Performance
     Sr Sub Nts
         11-15-10              13.50                 140,000             147,700
Total                                                                  1,475,457

Communications equipment & services (0.9%)
AT&T Wireless Services
     Sr Nts
         03-01-11               7.88               1,550,000           1,733,601
Crown Castle Intl
     Sr Nts
         05-15-11               9.00                  25,000              21,625
         08-01-11               9.38                  90,000              82,350
Deutsche Telekom Intl Finance
     (U.S. Dollar)
         06-15-10               8.50               1,000,000(c)        1,173,461
DirectTV Holdings/Finance
     Sr Nts
         03-15-13               8.38                 100,000(d)          110,375
EchoStar DBS
     Sr Nts
         01-15-09               9.13                  75,000              81,938
         02-01-09               9.38                  50,000              53,250
Fairpoint Communications
     Sr Nts
         03-01-10              11.88                  80,000(d)           82,800
Lucent Technologies
         03-15-29               6.45                  75,000              48,000
NATG Holdings LLC/Orius Capital
     Company Guaranty Series B
         02-01-10              12.75                 215,000(b)            2,150
Qwest
         11-01-04               7.20                 200,000             199,000
Qwest Services
         12-15-10              13.50                  25,000(d)           26,375
Verizon Global Funding
         12-01-05               6.75               2,000,000           2,217,429
         06-15-32               7.75                 500,000             605,105
Verizon Maryland
         03-01-12               6.13                 590,000             646,872
Verizon New England
     Sr Nts
         09-15-11               6.50               1,000,000           1,124,240
Total                                                                  8,208,571

Electronics (--%)
L-3 Communications
     Company Guaranty
         06-15-12               7.63                 105,000             111,038

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Energy (0.7%)
Anadarko Finance
     Company Guaranty Series B
         05-01-11               6.75%             $1,300,000          $1,478,666
Chesapeake Energy
     Company Guaranty
         01-15-15               7.75                 100,000             103,000
ConocoPhillips
         05-25-05               8.50               1,000,000           1,133,493
     Company Guaranty
         10-15-32               5.90               1,000,000             997,196
Eott Energy Partners LP/Energy Finance
     Company Guaranty
         10-01-09              11.00                 150,000(b)           93,750
FirstEnergy
     Series A
         11-15-06               5.50               2,000,000           2,084,600
Forest Oil
     Sr Nts
         06-15-08               8.00                 105,000             109,200
Grant Prideco Escrow
     Sr Nts
         12-15-09               9.00                 100,000(d)          106,750
Newfield Exploration
     Sr Sub Nts
         08-15-12               8.38                 215,000             233,275
Westport Resources
     Company Guaranty
         11-01-11               8.25                 150,000             160,125
XTO Energy
     Sr Nts
         04-15-12               7.50                 120,000             129,000
Total                                                                  6,629,055

Energy equipment & services (0.1%)
Dresser
     Company Guaranty
         04-15-11               9.38                 125,000             123,125
Key Energy Services
     Sr Nts
         03-01-08               8.38                  50,000              53,125
Progress Energy
     Sr Nts
         03-01-06               6.75                 400,000             437,513
         03-01-11               7.10                 490,000             551,314
Total                                                                  1,165,077

Financial services (3.0%)
AHOLD Finance USA
         07-15-10               8.25                 100,000              84,500
Citibank Credit Card Issuance Trust
     Series 2003-A3 Cl A3
         03-10-10               3.10               1,300,000           1,289,349
Citigroup
         02-01-08               3.50               2,000,000           2,008,080
     Sub Nts
         10-01-10               7.25               3,000,000           3,554,318
Credit Suisse First Boston USA
         01-15-12               6.50                 590,000             634,104
GMAC
         09-15-11               6.88               2,000,000           1,976,270
Goldman Sachs Group
         10-01-09               7.35               2,000,000           2,339,194
Greenwich Capital Commercial Funding
     Series 2002-C1 Cl A4
         01-11-35               4.95               1,970,000           2,020,251
Household Finance
         05-15-11               6.75               1,500,000           1,666,277
         10-15-11               6.38                 750,000             816,177
HSBS Holdings
     (U.S. Dollar) Sub Nts
         12-12-12               5.25               1,000,000(c)        1,034,050
John Hancock Financial Services
     Sr Nts
         12-01-08               5.63                 750,000             805,940
LB-UBS Commercial Mtge Trust
     Series 2002-C4 Cl A2
         09-15-26               4.02               1,000,000           1,020,646
Lehman Brothers Holdings
         01-22-08               4.00                 590,000             602,709
MBNA Credit Card Master Note Trust
     Series 2003-A1
         07-15-10               3.30                 600,000             602,904
Merrill Lynch
         11-15-07               4.00               1,250,000           1,283,364
Morgan Stanley
         06-15-05               7.75               2,000,000           2,232,304
         04-01-08               3.63                 450,000             448,169
         03-01-13               5.30                 910,000             927,445

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Financial services (cont.)
Nissan Auto Receivables Owner Trust
     Series 2003-A Cl A4
         07-15-08               2.61%               $250,000            $250,796
Pemex Project Funding Master Trust
         12-15-14               7.38               1,000,000(d)        1,035,850
TIAA Global Markets
         11-15-07               4.13               1,450,000(d)        1,503,849
Universal City Development
     Sr Nts
         04-01-10              11.75                 100,000(d)          100,500
Total                                                                 28,237,046

Food (0.4%)
B&G Foods
     Company Guaranty Series D
         08-01-07               9.63                 100,000             103,000
Burns Philp Capital Property
     (U.S. Dollar) Sr Sub Nts
         02-15-11              10.75                  50,000(c,d)         50,500
Del Monte
     Company Guaranty Series B
         05-15-11               9.25                  75,000              79,969
General Mills
         02-15-12               6.00               1,250,000           1,374,163
Kellogg
     Series B
         04-01-11               6.60                 650,000             742,164
Kraft Foods
         11-01-11               5.63               1,800,000           1,794,347
Smithfield Foods
     Sr Sub Nts
         02-15-08               7.63                  75,000              74,250
Total                                                                  4,218,393

Furniture & appliances (--%)
Interface
     Company Guaranty
         04-01-08               7.30                 100,000              78,500

Health care services (0.1%)
AmerisourceBergen
     Sr Nts
         11-15-12               7.25                 125,000(d)          132,500
HCA
         02-01-11               7.88                 100,000             111,947
Iasis Healthcare
     Company Guaranty
         10-15-09              13.00                  45,000              49,500
Insight Healthcare Services
     Company Guaranty Series B
         11-01-11               9.88                  80,000              76,800
Omnicare
     Company Guaranty Series B
         03-15-11               8.13                  79,000              84,925
Vanguard Health Systems
     Company Guaranty
         08-01-11               9.75                  75,000              71,250
Total                                                                    526,922

Industrial equipment & services (--%)
Joy Global
     Company Guaranty Series B
         03-15-12               8.75                 125,000             131,250
Motors & Gears
     Sr Nts Series D
         11-15-06              10.75                  90,000              76,500
Terex
     Company Guaranty Series B
         04-01-11              10.38                  50,000              51,750
Total                                                                    259,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Insurance (0.3%)
Americo Life
     Sr Sub Nts
         06-01-05               9.25%               $100,000             $97,500
ASIF Global Financing
         01-17-13               4.90               1,130,000(d)        1,135,318
Hartford Financial Services
     Sr Nts
         11-01-08               6.38                 750,000             828,719
MetLife
         05-15-05               3.91                 550,000             565,892
Travelers Property Casualty
         03-15-13               5.00                 550,000(d)          546,959
Total                                                                  3,174,388

Leisure time & entertainment (0.4%)
AOL Time Warner
         05-01-12               6.88               1,000,000           1,065,322
     Company Guaranty
         05-01-32               7.70                 400,000(h)          424,296
Choctaw Resort Development Enterprises
     Sr Nts
         04-01-09               9.25                 100,000             105,500
Harrahs Operating
     Company Guaranty
         02-01-11               8.00               1,000,000           1,150,840
HMH Properties
     Company Guaranty Series B
         08-01-08               7.88                  40,000              37,600
MGM Mirage
         02-06-08               6.88                 150,000             154,125
Pinnacle Entertainment
     Company Guaranty Series B
         02-15-07               9.25                  25,000              21,688
Station Casinos
     Sr Nts
         02-15-08               8.38                  75,000              80,063
Venetian Casino/LV Sands
     Company Guaranty
         06-15-10              11.00                 100,000             104,625
Viacom
     Company Guaranty
         05-15-11               6.63                 350,000             397,028
Wynn Las Vegas LLC
     2nd Mtge
         11-01-10              12.00                 100,000             104,500
Total                                                                  3,645,587

Media (0.5%)
American Media Operation
     Company Guaranty Series B
         05-01-09              10.25                  75,000              81,000
Australis Media
     (U.S. Dollar)
         05-15-49              15.75               5,000,000(b,c,f,g)         --
     (U.S. Dollar) Sr Disc Nts
         05-15-49              15.75                  40,885(b,c,f,g)         --
CanWest Media
     (U.S. Dollar) Sub Sr Nts
         05-15-11              10.63                  50,000(c)           55,063
Comcast Cable Communications
     Sr Nts
         01-30-11               6.75               1,750,000           1,887,063
Corus Entertainment
     (U.S. Dollar) Sr Sub Nts
         03-01-12               8.75                  85,000(c)           88,506
CSC Holdings
     Sr Nts
         12-15-07               7.88                  50,000              50,500
         07-15-08               7.25                  50,000              49,250
     Sr Sub Deb
         05-15-16              10.50                  25,000              27,313
Dex Media East LLC/Finance
     Sr Nts
         11-15-09               9.88                  80,000(d)           90,200
Hollinger Intl Publishing
     Sr Nts
         12-15-10               9.00                  70,000(d)           74,025
Lamar Media
     Sr Sub Nts
         01-01-13               7.25                 120,000(d)          123,900
Lenfest Communications
     Sr Nts
         02-15-08               7.63               1,500,000           1,612,499
Mediacom Broadband LLC
     Company Guaranty
         07-15-13              11.00                 105,000             117,338
Nexstar Finance LLC
     Company Guaranty
         04-01-08              12.00                 100,000             110,250
Quebecor Media
     (U.S. Dollar) Sr Nts
         07-15-11              11.13                 100,000(c)          108,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Media (cont.)
Radio One
     Company Guaranty Series B
         07-01-11               8.88%                $75,000             $81,563
Sinclair Broadcast Group
     Company Guaranty
         12-15-11               8.75                  30,000              31,875
         03-15-12               8.00                  80,000              82,600
Sun Media
     (U.S. Dollar) Sr Nts
         02-15-13               7.63                  95,000(c,d)        100,056
Veninfotel
     (U.S. Dollar) Cv Pay-in-kind
         12-31-05              13.00               3,824,339(b,c,g,k)     38,243
Total                                                                  4,809,744

Metals (--%)
AK Steel
     Company Guaranty
         02-15-09               7.88                  90,000              82,800

Miscellaneous (0.2%)
EOP Operating LP
     Sr Nts
         07-15-11               7.00               1,200,000           1,344,579
ERP Operating LP
         04-01-13               5.20                 560,000             559,956
Natl Waterworks
     Sr Sub Nts
         12-01-12              10.50                 150,000(d)          162,000
Von Hoffman
     Company Guaranty
         03-15-09              10.25                  95,000              94,525
Total                                                                  2,161,060

Multi-industry conglomerates (0.5%)
General Electric
         02-01-13               5.00                 500,000             511,230
General Electric Capital
         02-22-11               6.13               2,000,000           2,196,620
         01-15-13               5.45               2,000,000           2,093,720
Total                                                                  4,801,570

Paper & packaging (0.3%)
Ball
     Sr Nts
         12-15-12               6.88                  90,000(d)           92,813
BWAY
     Sr Sub Nts
         10-15-10              10.00                  70,000(d)           73,500
Cascades
     (U.S. Dollar) Sr Nts
         02-15-13               7.25                  95,000(c,d)         98,800
Crown Euro Holdings
     (U.S. Dollar)
         03-01-13              10.88                  90,000(c,d)         90,900
Crown Paper
     Sr Sub Nts
         09-01-05              11.00                 705,000(b)               71
Intl Paper
         07-08-05               8.13               1,500,000           1,682,729
MDP Acquisitions
     (U.S. Dollar) Sr Nts
         10-01-12               9.63                 115,000(c,d)        122,187
Owens-Brockway Glass
     Company Guaranty
         02-15-09               8.88                  75,000              77,438
Plastipak Holdings
     Sr Nts
         09-01-11              10.75                  60,000(d)           62,100
Stone Container
     Sr Nts
         02-01-08               9.25                 100,000             110,500
Total                                                                  2,411,038

Restaurants & lodging (--%)
Hilton Hotels
         12-01-12               7.63                 110,000             110,550
Park Place Entertainment
     Sr Sub Nts
         05-15-11               8.13                 100,000             103,250
Starwood Hotels Resorts
         05-01-12               8.38                  75,000(d)           74,719
Total                                                                    288,519

See accompanying notes to investments in securities.

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21 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Retail (0.9%)
Kroger
     Sr Nts
         07-15-06               8.15%             $2,000,000          $2,277,640
Remington Arms
     Company Guaranty
         02-01-11              10.50                  75,000(d)           80,250
Rite Aid
         02-15-11               9.50                  50,000(d)           52,000
Safeway
         03-01-11               6.50               1,000,000           1,097,580
Wal-Mart CRAVE 401
         07-17-06               7.00               4,331,072(d)        4,699,646
Total                                                                  8,207,116

Transportation (0.5%)
Canadian Natl Railways
     (U.S. Dollar)
         10-15-11               6.38                 970,000(c)        1,092,336
CSX
         11-01-09               4.88               1,000,000           1,026,230
Interpool
         08-01-07               7.35                 115,000             106,950
Union Pacific
         01-15-11               6.65               2,000,000           2,264,210
Total                                                                  4,489,726

Utilities -- electric (1.3%)
Duke Energy
         03-05-08               3.75                 380,000(d)          381,889
Florida Power
     1st Mtge
         03-01-13               4.80               1,280,000           1,286,835
Florida Power & Light
     1st Mtge
         02-01-13               4.85               1,500,000           1,550,760
IPALCO Enterprises
         11-14-11               8.63               1,000,000             980,000
Kansas City Power & Light
     Series B
         03-15-07               6.00               2,000,000           2,150,979
Louis Dreyfus Natural Gas
         12-01-07               6.88               1,500,000           1,676,151
Midamerican Energy
         01-15-13               5.13                 750,000             773,526
Northern States Power - Minnesota
     1st Mtge Series B
         08-28-12               8.00               1,190,000           1,471,245
Peabody Energy
     Sr Nts
         03-15-13               6.88                 100,000(d)          101,250
Public Service Electric & Gas
     1st & Ref Mtge (AMBAC Insured)
         01-01-16               6.75               1,365,000(l)        1,599,645
Tampa Electric
         08-15-12               6.38                 550,000             593,589
Total                                                                 12,565,869

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Utilities -- gas (0.3%)
ANR Pipeline
     Sr Nts
         03-15-10               8.88%                $90,000(d)          $95,692
Columbia Energy Group
     Series E
         11-28-10               7.32               2,043,000           2,233,675
Northwest Pipeline
     Sr Nts
         03-01-10               8.13                  35,000(d)           36,575
Sonat
         07-15-11               7.63                 115,000              90,850
Southern Natural Gas
     Sr Nts
         03-15-10               8.88                 100,000(d)          105,774
Transcontinental Gas Pipeline
     Series B
         08-15-11               7.00                 150,000             143,250
Williams Companies
         03-15-04               9.25                  50,000              49,125
         03-15-12               8.13                  50,000(d)           43,750
Total                                                                  2,798,691

Utilities -- telephone (0.7%)
AT&T
     Sr Nts
         11-15-06               7.00               1,000,000           1,069,065
British Telecom
     (U.S. Dollar)
         12-15-10               8.38                 500,000(c)          607,303
Citizens Communications
     Sr Nts
         08-15-08               7.63               1,100,000           1,279,781
Dobson/Sygnet Communications
     Sr Nts
         12-15-08              12.25                  90,000              85,500
France Telecom
     (U.S. Dollar)
         03-01-31              10.00                 170,000(c)          221,401
Nextel Communications
     Sr Nts
         02-01-11               9.50                 200,000             211,500
SBC Communications
         03-15-11               6.25                 590,000             656,558
Vodafone Group
     (U.S. Dollar)
         02-15-05               7.63               2,000,000(c)        2,203,099
Total                                                                  6,334,207

Total bonds
(Cost: $333,068,593)                                                $333,298,706

Short-term securities (9.0%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (6.5%)
Federal Home Loan Bank Disc Nt
         04-04-03               1.22%             $5,900,000          $5,899,226
Federal Home Loan Mtge Corp Disc Nts
         05-15-03               1.23              10,000,000           9,986,219
         05-19-03               1.22              18,800,000          18,770,810
         06-05-03               1.21              15,600,000          15,568,176
Federal Natl Mtge Assn Disc Nt
         04-04-03               1.22              11,500,000          11,498,441
Total                                                                 61,722,872

Commercial paper (2.5%)
Dexia Bank (Delaware)
         04-01-03               1.23              15,000,000          14,999,487
Northern Rock
         05-14-03               1.25               6,900,000(e)        6,889,458
Sheffield Receivables
         04-01-03               1.43               2,000,000(e)        1,999,921
Total                                                                 23,888,866

Total short-term securities
(Cost: $85,608,233)                                                  $85,611,738

Total investments in securities
(Cost: $1,038,877,570)(m)                                           $997,344,531

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
23 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of March
     31, 2003, the value of foreign securities represented 2.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other
     "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f)  Negligible market value.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at March 31, 2003, is as follows:

     Security                                                  Acquisition dates                      Cost

     Australia Media
       (U.S. Dollar) 15.75% 2049                                   07-03-97                     $3,681,250
       (U.S. Dollar) 15.75% Sr Disc Nts 2049                       10-29-97                         29,846

     Veninfotel
       (U.S. Dollar) 13.00% Cv Pay-in-kind 2005             05-01-02 thru 03-10-03               3,525,322

(h) At March 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $36,547,571.

(i) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 5 to the financial statements):

     Type of security                                                  Contracts
     Sale contracts

     S&P 500 Index, June 2003                                                479

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                            Notional amount
     Purchase contracts

     U.S. Treasury Bonds, June 2003, 20-year                         $23,600,000
     U.S. Treasury Notes, June 2003, 2-year                           35,200,000
     U.S. Treasury Notes, June 2003, 5-year                           15,000,000
     U.S. Treasury Notes, June 2003, 10-year                          12,000,000

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC -- American Municipal Bond Association Corporation
     MBIA  -- Municipal Bond Investors Assurance

(m) At March 31, 2003, the cost of securities for federal income tax purposes was approximately $1,038,878,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 22,393,000

     Unrealized depreciation                                        (63,926,000)
                                                                    -----------
     Net unrealized depreciation                                   $(41,533,000)
                                                                   ------------

--------------------------------------------------------------------------------
24 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

Total Return Portfolio

March 31, 2003 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,038,877,570)                                                                  $  997,344,531
Foreign currency holdings (identified cost $39) (Note 1)                                                         39
Dividends and accrued interest receivable                                                                 4,402,190
Receivable for investment securities sold                                                                25,565,101
                                                                                                         ----------
Total assets                                                                                          1,027,311,861
                                                                                                      -------------

Liabilities
Disbursements in excess of cash on demand deposit                                                            14,643
Payable for investment securities purchased                                                              58,829,231
Payable upon return of securities loaned (Note 4)                                                        20,145,660
Accrued investment management services fee                                                                   40,654
Other accrued expenses                                                                                       61,932
                                                                                                             ------
Total liabilities                                                                                        79,092,120
                                                                                                         ----------
Net assets                                                                                           $  948,219,741
                                                                                                     ==============
* Including securities on loan, at value (Note 4)                                                    $   19,359,569
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Statement of operations

Total Return Portfolio

Six months ended March 31, 2003 (Unaudited)

Investment income
Income:
Dividends                                                                                             $   6,822,942
Interest                                                                                                  8,859,303
Fee income from securities lending -- net (Note 4)                                                           36,582
   Less foreign taxes withheld                                                                               (7,036)
                                                                                                             ------
Total income                                                                                             15,711,791
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        2,620,941
Compensation of board members                                                                                 5,658
Custodian fees                                                                                               89,916
Audit fees                                                                                                   16,125
Other                                                                                                        14,796
                                                                                                             ------
Total expenses                                                                                            2,747,436
   Earnings credits on cash balances (Note 2)                                                                  (350)
                                                                                                               ----
Total net expenses                                                                                        2,747,086
                                                                                                          ---------
Investment income (loss) -- net                                                                          12,964,705
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      (102,752,900)
   Foreign currency transactions                                                                            (31,936)
   Futures contracts                                                                                      1,420,178
                                                                                                          ---------
Net realized gain (loss) on investments                                                                (101,364,658)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   130,743,983
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                    29,379,325
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                       $  42,344,030
                                                                                                      =============

See accompanying notes to financial statements.

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26 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Statements of changes in net assets

Total Return Portfolio

                                                                               March 31, 2003        Sept. 30, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations
Investment income (loss) -- net                                                 $  12,964,705        $   31,265,313
Net realized gain (loss) on investments                                          (101,364,658)          (72,077,507)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             130,743,983           (77,901,584)
                                                                                  -----------           -----------
Net increase (decrease) in net assets resulting from operations                    42,344,030          (118,713,778)
                                                                                   ----------          ------------
Proceeds from contributions                                                         9,707,923             9,853,010
Fair value of withdrawals                                                         (97,466,690)         (250,442,474)
                                                                                  -----------          ------------
Net contributions (withdrawals) from partners                                     (87,758,767)         (240,589,464)
                                                                                  -----------          ------------
Total increase (decrease) in net assets                                           (45,414,737)         (359,303,242)
Net assets at beginning of period                                                 993,634,478         1,352,937,720
                                                                                  -----------         -------------
Net assets at end of period                                                     $ 948,219,741        $  993,634,478
                                                                                =============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Notes to Financial Statements

Total Return Portfolio

(Unaudited as to March 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
28 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
29 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of March 31, 2003, foreign currency holdings were entirely comprised of Taiwan Dollars.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of March 31, 2003, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of March 31, 2003 was $38,243 representing 0.004% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of March 31, 2003, the Portfolio has entered into outstanding when-issued securities of $33,752,764 and other forward-commitments of $2,794,807.

--------------------------------------------------------------------------------
30 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Managed Allocation Fund to the Lipper Flexible Portfolio Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $40,044 for the six months ended March 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the six months ended March 31, 2003, the Portfolio's custodian fees were reduced by $350 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
31 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,134,673,627 and $1,106,627,485, respectively, for the six months ended March 31, 2003. For the same period, the portfolio turnover rate was 120%. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $19,359,569 were on loan to brokers. For collateral, the Portfolio received $20,145,660 in cash. Income from securities lending amounted to $36,582 for the six months ended March 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FUTURES CONTRACTS

As of March 31, 2003, investments in securities included securities valued at $11,389,871 that were pledged as collateral to cover initial margin deposits on 682 open purchase interest rate futures contracts and 479 open sale stock index futures contracts. The notional market value of the open purchase contracts as of March 31, 2003 was $95,352,502 with a net unrealized loss of $467,696. The notional market value of the open sale contracts as of March 31, 2003, was $101,428,250 with a net unrealized loss of $1,328,315. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
32 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

AXP Managed Allocation Fund

March 31, 2003 (Unaudited)

Assets
Investment in Portfolio (Note 1)                                                                     $  948,143,099
Capital shares receivable                                                                                    32,873
                                                                                                             ------
Total assets                                                                                            948,175,972
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                       87,345
Accrued distribution fee                                                                                     26,551
Accrued service fee                                                                                              56
Accrued transfer agency fee                                                                                  13,120
Accrued administrative services fee                                                                           2,950
Other accrued expenses                                                                                      101,269
                                                                                                            -------
Total liabilities                                                                                           231,291
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $  947,944,681
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,340,390
Additional paid-in capital                                                                            1,310,789,470
Undistributed net investment income                                                                         733,754
Accumulated net realized gain (loss) (Note 5)                                                          (321,614,182)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (43,304,751)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $  947,944,681
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  827,024,540
                                                            Class B                                  $  112,724,154
                                                            Class C                                  $    1,451,901
                                                            Class Y                                  $    6,744,086
Net asset value per share of outstanding capital stock:     Class A shares        116,841,126        $         7.08
                                                            Class B shares         16,038,336        $         7.03
                                                            Class C shares            206,699        $         7.02
                                                            Class Y shares            952,876        $         7.08
                                                                                      -------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Statement of operations

AXP Managed Allocation Fund

Six months ended March 31, 2003 (Unaudited)

Investment income
Income:
Dividends                                                                                             $   6,822,412
Interest                                                                                                  8,859,840
Fee income from securities lending -- net                                                                    36,579
   Less foreign taxes withheld                                                                               (7,035)
                                                                                                             ------
Total income                                                                                             15,711,796
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         2,746,873
Distribution fee
   Class A                                                                                                1,089,738
   Class B                                                                                                  587,767
   Class C                                                                                                    6,674
Transfer agency fee                                                                                         807,977
Incremental transfer agency fee
   Class A                                                                                                   77,944
   Class B                                                                                                   23,869
   Class C                                                                                                      437
Service fee -- Class Y                                                                                        3,471
Administrative services fees and expenses                                                                   190,010
Compensation of board members                                                                                 4,333
Printing and postage                                                                                         51,461
Registration fees                                                                                            34,778
Audit fees                                                                                                    5,375
Other                                                                                                        11,192
                                                                                                             ------
Total expenses                                                                                            5,641,899
   Earnings credits on cash balances (Note 2)                                                                (9,276)
                                                                                                             ------
Total net expenses                                                                                        5,632,623
                                                                                                          ---------
Investment income (loss) -- net                                                                          10,079,173
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                               (102,746,003)
   Foreign currency transactions                                                                            (31,936)
   Futures contracts                                                                                      1,420,178
                                                                                                          ---------
Net realized gain (loss) on investments                                                                (101,357,761)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   130,734,987
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                    29,377,226
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                       $  39,456,399
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Statements of changes in net assets

AXP Managed Allocation Fund

                                                                               March 31, 2003        Sept. 30, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                 $  10,079,173        $   24,121,798
Net realized gain (loss) on investments                                          (101,357,761)          (72,072,811)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             130,734,987           (77,895,007)
                                                                                  -----------           -----------
Net increase (decrease) in net assets resulting from operations                    39,456,399          (125,846,020)
                                                                                   ----------          ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                       (8,553,367)          (22,423,505)
     Class B                                                                         (713,392)           (1,912,854)
     Class C                                                                           (8,990)              (14,736)
     Class Y                                                                          (74,346)             (203,542)
                                                                                      -------              --------
Total distributions                                                                (9,350,095)          (24,554,637)
                                                                                   ----------           -----------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         15,130,753            34,989,691
   Class B shares                                                                   8,441,729            17,760,245
   Class C shares                                                                     543,504               841,512
   Class Y shares                                                                     259,941               793,343
Reinvestment of distributions at net asset value
   Class A shares                                                                   8,416,364            22,062,657
   Class B shares                                                                     701,056             1,883,298
   Class C shares                                                                       8,843                14,539
   Class Y shares                                                                      74,346               203,542
Payments for redemptions
   Class A shares                                                                 (91,571,868)         (243,091,147)
   Class B shares (Note 2)                                                        (16,446,883)          (41,217,514)
   Class C shares (Note 2)                                                           (275,289)             (201,354)
   Class Y shares                                                                    (714,975)           (3,045,643)
                                                                                     --------            ----------
Increase (decrease) in net assets from capital share transactions                 (75,432,479)         (209,006,831)
                                                                                  -----------          ------------
Total increase (decrease) in net assets                                           (45,326,175)         (359,407,488)
Net assets at beginning of period                                                 993,270,856         1,352,678,344
                                                                                  -----------         -------------
Net assets at end of period                                                     $ 947,944,681        $  993,270,856
                                                                                =============        ==============
Undistributed net investment income                                             $     733,754        $        4,676
                                                                                -------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
35 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Managed Allocation Fund

(Unaudited as to March 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Managed Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Total Return Portfolio

The Fund invests all of its assets in Total Return Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. Total Return Portfolio's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of March 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

--------------------------------------------------------------------------------
36 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
37 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to manage its provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $333,550 for Class A, $44,104 for Class B and $531 for Class C for the six months ended March 31, 2003.

During the six months ended March 31, 2003, the Fund's transfer agency fees were reduced by $9,276 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
38 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended March 31, 2003
                                              Class A           Class B          Class C           Class Y

Sold                                        2,098,713         1,180,286           75,455            36,227
Issued for reinvested distributions         1,164,089            97,744            1,233            10,284
Redeemed                                  (12,745,743)       (2,314,609)         (38,593)          (98,955)
                                          -----------        ----------          -------           -------
Net increase (decrease)                    (9,482,941)       (1,036,579)          38,095           (52,444)
                                           ----------        ----------           ------           -------

                                                               Year ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                        4,318,343         2,200,288          104,411            96,971
Issued for reinvested distributions         2,764,626           237,001            1,859            25,426
Redeemed                                  (30,186,488)       (5,207,514)         (26,129)         (366,842)
                                          -----------        ----------          -------          --------
Net increase (decrease)                   (23,103,519)       (2,770,225)           80,141         (244,445)
                                          -----------        ----------            ------         --------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $214,666,864 as of Sept. 30, 2002 that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
39 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(g)        2002         2001         2000         1999

Net asset value, beginning of period                              $6.88       $ 7.93       $10.52       $10.49       $10.34

Income from investment operations:

Net investment income (loss)                                        .08          .16          .22          .25          .32

Net gains (losses) (both realized and unrealized)                   .19        (1.05)       (1.87)         .83         1.16

Total from investment operations                                    .27         (.89)       (1.65)        1.08         1.48

Less distributions:

Dividends from net investment income                               (.07)        (.16)        (.22)        (.25)        (.30)

Distributions from realized gains                                    --           --         (.72)        (.80)       (1.03)

Total distributions                                                (.07)        (.16)        (.94)       (1.05)       (1.33)

Net asset value, end of period                                    $7.08       $ 6.88       $ 7.93       $10.52       $10.49

Ratios/supplemental data

Net assets, end of period (in millions)                            $827         $869       $1,186       $1,677       $1,979

Ratio of expenses to average daily net assets(c)                  1.04%(d)     1.01%         .97%         .96%         .82%

Ratio of net investment income (loss)
to average daily net assets                                       2.11%(d)     1.96%        2.40%        2.29%        2.85%

Portfolio turnover rate (excluding short-term securities)          120%         116%         152%         102%          81%

Total return(e)                                                   3.94%(f)   (11.43%)     (16.40%)      10.54%       14.78%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
40 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Class B

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(g)        2002         2001         2000         1999

Net asset value, beginning of period                              $6.83       $ 7.88       $10.44       $10.43       $10.29

Income from investment operations:

Net investment income (loss)                                        .05          .10          .15          .17          .23

Net gains (losses) (both realized and unrealized)                   .19        (1.05)       (1.84)         .81         1.16

Total from investment operations                                    .24         (.95)       (1.69)         .98         1.39

Less distributions:

Dividends from net investment income                               (.04)        (.10)        (.15)        (.17)        (.22)

Distributions from realized gains                                    --           --         (.72)        (.80)       (1.03)

Total distributions                                                (.04)        (.10)        (.87)        (.97)       (1.25)

Net asset value, end of period                                    $7.03       $ 6.83       $ 7.88       $10.44       $10.43

Ratios/supplemental data

Net assets, end of period (in millions)                            $113         $117         $156         $216         $237

Ratio of expenses to average daily net assets(c)                  1.81%(d)     1.78%        1.74%        1.72%        1.59%

Ratio of net investment income (loss)
to average daily net assets                                       1.34%(d)     1.19%        1.64%        1.52%        2.08%

Portfolio turnover rate (excluding short-term securities)          120%         116%         152%         102%          81%

Total return(e)                                                   3.56%(f)   (12.19%)     (17.01%)       9.72%       13.90%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
41 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(g)        2002         2001       2000(b)

Net asset value, beginning of period                              $6.83       $ 7.89       $10.47       $10.46

Income from investment operations:

Net investment income (loss)                                        .05          .10          .17          .06

Net gains (losses) (both realized and unrealized)                   .19        (1.05)       (1.86)          --

Total from investment operations                                    .24         (.95)       (1.69)         .06

Less distributions:

Dividends from net investment income                               (.05)        (.11)        (.17)        (.05)

Distributions from realized gains                                    --           --         (.72)          --

Total distributions                                                (.05)        (.11)        (.89)        (.05)

Net asset value, end of period                                    $7.02       $ 6.83       $ 7.89       $10.47

Ratios/supplemental data

Net assets, end of period (in millions)                              $1           $1           $1          $--

Ratio of expenses to average daily net assets(c)                  1.84%(d)     1.81%        1.74%        1.72%(d)

Ratio of net investment income (loss)
to average daily net assets                                       1.33%(d)     1.18%        1.68%        1.74%(d)

Portfolio turnover rate (excluding short-term securities)          120%         116%         152%         102%

Total return(e)                                                   3.44%(f)   (12.23%)     (16.93%)        .60%(f)


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
42 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Class Y

Per share income and capital changes(a)

Fiscal period ended Sept. 30,                                    2003(g)        2002         2001         2000         1999

Net asset value, beginning of period                              $6.88       $ 7.93       $10.52       $10.50       $10.34

Income from investment operations:

Net investment income (loss)                                        .08          .18          .24          .27          .33

Net gains (losses) (both realized and unrealized)                   .20        (1.05)       (1.87)         .82         1.17

Total from investment operations                                    .28         (.87)       (1.63)        1.09         1.50

Less distributions:

Dividends from net investment income                               (.08)        (.18)        (.24)        (.27)        (.31)

Distributions from realized gains                                    --           --         (.72)        (.80)       (1.03)

Total distributions                                                (.08)        (.18)        (.96)       (1.07)       (1.34)

Net asset value, end of period                                    $7.08       $ 6.88       $ 7.93       $10.52       $10.50

Ratios/supplemental data

Net assets, end of period (in millions)                              $7           $7          $10          $34          $56

Ratio of expenses to average daily net assets(c)                   .87%(d)      .84%         .80%         .80%         .72%

Ratio of net investment income (loss)
to average daily net assets                                       2.28%(d)     2.13%        2.56%        2.44%        2.95%

Portfolio turnover rate (excluding short-term securities)          120%         116%         152%         102%          81%

Total return(e)                                                   4.02%(f)   (11.28%)     (16.26%)      10.70%       14.92%


Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended March 31, 2003 (Unaudited).

--------------------------------------------------------------------------------
43 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT



Results of Meeting of Shareholders

AXP MANAGED ALLOCATION FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                                   Shares Voted "For"         Shares Withholding Authority to Vote

Arne H. Carlson                      109,931,467.571                      5,765,603.704
Philip J. Carroll, Jr.               110,235,347.726                      5,461,723.549
Livio D. DeSimone                    110,101,868.870                      5,595,202.405
Barbara H. Fraser                    110,215,221.160                      5,481,850.115
Ira D. Hall                          110,145,124.191                      5,551,947.084
Heinz F. Hutter                      110,026,457.249                      5,670,614.026
Anne P. Jones                        110,149,724.971                      5,547,346.304
Stephen R. Lewis, Jr.                110,364,119.335                      5,332,951.940
Alan G. Quasha                       110,260,292.429                      5,436,778.846
Stephen W. Roszell                   110,284,905.771                      5,412,165.504
Alan K. Simpson                      109,843,947.535                      5,853,123.740
Alison Taunton-Rigby                 110,368,179.547                      5,328,891.728
William F. Truscott                  110,274,947.032                      5,422,124.243


--------------------------------------------------------------------------------
44 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  98,376,002.154          12,396,224.240       4,154,422.881      770,422.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  100,183,843.951         10,946,335.724       3,796,469.600      770,422.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes

  99,485,725.941          10,247,110.105       5,193,813.229      770,422.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
45 -- AXP MANAGED ALLOCATION FUND -- 2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.



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American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)



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AXP Managed Allocation Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

AMERICAN
   EXPRESS(R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6143 V (5/03)